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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 14, 2002

DOR BioPharma, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of incorporation)	1-14778 (Commission File Number)	41-1505029 (IRS Employer Identification No.)
28101 Ballard Drive, Suite F, Lake Forest, Illinois (Address of Principal Executive Offices)	60045 (Zip Code)

Registrant's telephone number, including area code (847) 573-8990

Item 5. Other Events.

        On June 14, 2002, DOR BioPharma, Inc. (the "Company") issued a press release announcing the appointment of new directors, the resignation of senior management and the initiation of a significant cost reduction program. The Company's Board of Directors has appointed Steve H. Kanzer as the interim President of the Company, without salary, to serve until the Company's Board of Directors identifies a new full-time President and CEO of the Company. Mr. Kanzer notified the Company that he has withdrawn his solicitation of written consents of stockholders initially filed with the SEC on May 24, 2002.

        The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Company's press release dated June 14, 2002, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety. A copy of Mr. Kanzer's letter to the Company dated June 13, 2002, is attached hereto as Exhibit 99.2 and is incorporated herein by reference in its entirety.

1

Item 7. Financial Statements and Exhibits.

(c)
Exhibits

99.1
Press Release dated June 14, 2002.

99.2
Letter from Steve H. Kanzer to the Company dated June 13, 2002.

2

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOR BioPharma, Inc.
Dated: June 14, 2002	By:	/s/ Steve H. Kanzer Steve H. Kanzer President

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press Release dated June 14, 2002.
99.2	Letter from Steve H. Kanzer to the Company dated June 13, 2002.

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  Item 5. Other Events.
  Item 7. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX